CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Dow Jones Target Today Fund, Wells Fargo Advantage Dow Jones Target 2010 Fund, Wells Fargo Advantage Dow Jones Target 2015 Fund, Wells Fargo Advantage Dow Jones Target 2020 Fund, Wells Fargo Advantage Dow Jones Target 2025 Fund, Wells Fargo Advantage Dow Jones Target 2030 Fund, Wells Fargo Advantage Dow Jones Target 2035 Fund, Wells Fargo Advantage Dow Jones Target 2040 Fund, Wells Fargo Advantage Dow Jones Target 2045 Fund, Wells Fargo Advantage Dow Jones Target 2050 Fund, Wells Fargo Advantage California Tax-Free Money Market Fund, Wells Fargo Advantage Cash Investment Market Fund, Wells Fargo Advantage Government Money Market Fund, Wells Fargo Advantage Minnesota Money Market Fund, Wells Fargo Advantage Money Market Fund, Wells Fargo Advantage Municipal Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Fund, Wells Fargo Advantage Prime Investment Money Market Fund, Wells Fargo Advantage Treasury Plus Money Market Fund, Wells Fargo Advantage 100% Treasury Money Market Fund, Wells Fargo Advantage Heritage Money Market Fund, Wells Fargo Advantage Overland Express Sweep Fund, Wells Fargo Advantage Money Market Trust, Wells Fargo Advantage California Tax-Free Money Market Trust, and Wells Fargo Advantage National Tax-Free Money Market Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: January 26, 2010


/s/ Karla M. Rabusch
-----------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, Jeremy M. DePalma, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage Dow Jones Target Today Fund, Wells Fargo Advantage Dow Jones Target 2010 Fund, Wells Fargo Advantage Dow Jones Target 2015 Fund, Wells Fargo Advantage Dow Jones Target 2020 Fund, Wells Fargo Advantage Dow Jones Target 2025 Fund, Wells Fargo Advantage Dow Jones Target 2030 Fund, Wells Fargo Advantage Dow Jones Target 2035 Fund, Wells Fargo Advantage Dow Jones Target 2040 Fund, Wells Fargo Advantage Dow Jones Target 2045 Fund, and Wells Fargo Advantage Dow Jones Target 2050 Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: January 26, 2010


/s/ Jeremy M. DePalma
-----------------------
Jeremy M. DePalma
Treasurer
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, David S. Berardi, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Advantage California Tax-Free Money Market Fund, Wells Fargo Advantage Cash Investment Market Fund, Wells Fargo Advantage Government Money Market Fund, Wells Fargo Advantage Minnesota Money Market Fund, Wells Fargo Advantage Money Market Fund, Wells Fargo Advantage Municipal Money Market Fund, Wells Fargo Advantage National Tax-Free Money Market Fund, Wells Fargo Advantage Prime Investment Money Market Fund, Wells Fargo Advantage Treasury Plus Money Market Fund, Wells Fargo Advantage 100% Treasury Money Market Fund, Wells Fargo Advantage Heritage Money Market Fund, Wells Fargo Advantage Overland Express Sweep Fund, Wells Fargo Advantage Money Market Trust, Wells Fargo Advantage California Tax-Free Money Market Trust, and Wells Fargo Advantage National Tax-Free Money Market Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: January 26, 2010


/s David S. Berardi
-----------------------
David S. Berardi
Treasurer
Wells Fargo Funds Trust
                                                                 Exhibit 99.CERT